                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                ________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): December 17, 2001


                          SAKS CREDIT CARD MASTER TRUST
                          -----------------------------
               (Exact Name of Registrant as Specified in Charter)




   Not Applicable               333-28811-01                  Not Applicable
  ---------------               ------------               -------------------
  (State or Other               (Commission                   (IRS Employer
  Jurisdiction of               File Number)               Identification No.)
   Incorporation)

                 140 Industrial Drive, Elmhurst, Illinois, 60126
         --------------------------------------------------------------
         (Addresses of Principal Executive Offices, including Zip Code)

                                (630) 516-8270
              ----------------------------------------------------
              (Registrant's Telephone Number, including Area Code)

Item 5.    Other Events.
------     ------------

     Saks Incorporated, as Servicer under the Saks Credit Card Master Trust, distributed the Monthly Certificateholders' Statement for the month of November 2001, to the Series 1997-2 Certificateholders on December 17, 2001.

     Saks Incorporated, as Servicer under the Saks Credit Card Master Trust, distributed the Monthly Certificateholders' Statement for the month of November 2001, to the Series 1999-1 Certificateholders on December 17, 2001.

     Saks Incorporated, as Servicer under the Saks Credit Card Master Trust, distributed the Monthly Certificateholders' Statement for the month of November 2001, to the Series 2001-2 Certificateholders on December 17, 2001.

Item 7.  Financial Statements, Pro Forma Financial Information, and Exhibits.
------   -------------------------------------------------------------------

     (c)   Exhibits.

      The following exhibits are filed herewith:

     Exhibit No.   Description
     ----------    -----------

       99.1 Series 1997-2 Monthly Certificateholders' Statement for the month of November 2001

       99.2 Series 1999-1 Monthly Certificateholders' Statement for the month of November 2001

       99.3 Series 2001-2 Monthly Certificateholders' Statement for the month of November 2001

                                    SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       SAKS INCORPORATED, as Servicer under the SAKS CREDIT CARD MASTER TRUST
                                       (Registrant)



                                        /s/ Charles J. Hansen
                                       ------------------------------
                                            Charles J. Hansen
                                            Senior Vice President and
                                            Deputy General Counsel


Date: December 17, 2001

                                INDEX TO EXHIBITS
                                -----------------

Exhibit
-------

 99.1 Series 1997-2 Monthly Certificateholders' Statement for the month of November 2001

 99.2 Series 1999-1 Monthly Certificateholders' Statement for the month of November 2001

 99.3 Series 2001-2 Monthly Certificateholders' Statement for the month of November 2001